UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2025

Commission	Registrant; State of Incorporation;			I.R.S. Employer
File Number	Address; and Telephone Number			Identification No.

333-282554	FIRSTENERGY TRANSMISSION, LLC			20-5763884
	(A	Delaware	Limited Liability Company)
	5001 NASA Boulevard
	Fairmont	WV	26554
	Telephone	(800)	736-3402
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On October 27, 2025 (the “Effective Date”), FirstEnergy Transmission, LLC (the “Company”) entered into Amendment No. 2 (the “Amendment”) to its existing $1.0 billion credit agreement by and among the Company, as borrower, the banks and other financial institutions party thereto, as lenders, and JPMorgan Chase Bank, N.A., as administrative agent (the “Credit Agreement”). Pursuant to the Amendment, effective as of the Effective Date, the Credit Agreement was amended to, among other things: (i) remove the 10 basis point credit spread adjustment from the interest rate calculation; (ii) permit a one-week interest period for any Term Benchmark Advance (as defined in the Amendment) based upon daily simple SOFR (as defined in the Amendment); and (iii) extend the maturity date from October 20, 2029 to October 20, 2030.

The foregoing description of the changes made to the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K concerning the Company’s direct financial obligations under the Credit Agreement and the Amendment is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

Also on the Effective Date, the Company’s subsidiaries, American Transmission Systems, Incorporated, Mid-Atlantic Interstate Transmission, LLC, and Trans-Allegheny Interstate Line Company (collectively, the “FET Subsidiaries”), entered into Amendment No. 4 (the “FET Subsidiaries Amendment”) to the existing $850 million credit agreement by and among the FET Subsidiaries, as borrowers, the banks and other financial institutions party thereto, as lenders, and PNC Bank, National Association, as administrative agent to, among other things: (i) remove the 10 basis point credit spread adjustment from the interest rate calculation; (ii) permit a one-week interest period for any Term Benchmark Advance (as defined in the FET Subsidiaries Amendment) based upon daily simple SOFR (as defined in the FET Subsidiaries Amendment); and (iii) extend the maturity date from October 18, 2028, to October 18, 2029.

The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The furnishing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Credit Agreement, dated as of October 27, 2025, among the Company, the Lenders named therein, JPMorgan Chase Bank, N.A. and the Fronting Banks named therein.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 28, 2025

FIRSTENERGY TRANSMISSION LLC.
Registrant

By:	/s/ Jason J. Lisowski
Jason J. Lisowski
Vice President, Controller and Director
(Principal Financial Officer and Principal Accounting Officer)